SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 14, 2002



                           OPHTHALMIC IMAGING SYSTEMS
               (Exact Name of Registrant as Specified in Charter)

                                   California
                            (State of Incorporation)


              1-11140                                94-3035367
              -------                                ----------
       (Commission File No.)               (IRS Employer Identification No.)


       221 Lathrop Way, Suite I, Sacramento, California                95815
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       (Address of Principal Executive Offices)                    (Zip Code)


                                  916-646-2020
                                  ------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
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            (a)      Financial statements of business acquired:

                     Not applicable.

            (b)      Pro forma financial information:

                     Not applicable.

            (c)      Exhibits:

                     99.1:  Certification furnished November 14, 2002.

Item 9.     Regulation FD Disclosure
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            On  November  14,   2002,   the  Company   furnished   the  attached
Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (the "Certification") to the Securities and Exchange Commission, in connection with the filing of its report on Form 10-QSB for the quarter ended September 30, 2002. A copy of such Certification is attached to this Form 8-K as Exhibit 99.1.


                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              OPHTHALMIC IMAGING SYSTEMS


Dated: November 14, 2002                      By: /s/ Gil Allon
                                                  -------------------------
                                                  Gil Allon,
                                                  Chief Executive Officer

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                                  EXHIBIT INDEX




Exhibit
Number            Description
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99.1              Certification furnished November 14, 2002.
















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